Exhibit 10.1

FORM OF

RESALE REGISTRATION RIGHTS AGREEMENT

THIS RESALE REGISTRATION RIGHTS AGREEMENT, dated as of May 8, 2023 (this “Agreement”), has been entered into by and among NextNav Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined below).

BACKGROUND

In connection with the Note Purchase Agreement, dated as of May 8, 2023 (the “Purchase Agreement”), by and among the Company and the purchasers named therein (the “Purchasers”), pursuant to which, among other things, the Company agreed to issue to the Purchasers (i) 10% Senior Secured Notes due 2026 (the “Notes”) pursuant to that certain indenture, dated as of May 8, 2023, by and among the Company, the guarantors party thereto, GLAS Trust Company LLC, as trustee and notes collateral agent (the “Indenture”), and (ii) common stock purchase warrants exercisable for shares of the Common Stock (the “Warrants”), the Company has agreed to provide to the Purchasers certain resale registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (together, the “Securities Act”), and applicable state securities laws with respect to the Warrants, the shares of Common Stock issuable upon the exercise of the Warrants and shares of Common Stock issuable in connection with the payment of interest on the Notes pursuant to the Indenture.

AGREEMENT

In light of the above, the Company and the Purchasers hereby agree as follows:

1.                  Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“Additional Closing” has the meaning set forth in the Purchase Agreement.

“Advice” has the meaning set forth in Section 2(c)(iv).

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Stock” means the common stock of the Company, par value $0.0001 per share.

“Company” has the meaning set forth in the preamble.
“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

1

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to S ection 2(a), (x) if such Registration Statement is subject to Commission review, then the fifth (5th) Business Day following the resolution or clearance of all Commission comments to the Registration Statement, or (y) if the Commission informs the Company that it does not intend to review such Registration Statement, then the fifth (5th) Business Day following such notification.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means (i) with respect to the Registrable Securities issued or issuable upon exercise of the Warrants on the Initial Closing and any Additional Closing, the thirty-fifth (35th) Business Day following the Initial Closing, and (ii) with respect to Registrable Securities issued in connection with the payment of interest on the Notes pursuant to the Indenture, the fifteenth (15th) Business Day following such issuance.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Indenture” has the meaning set forth in the preamble.

“Initial Closing” has the meaning set forth in the Purchase Agreement.

“Losses” has the meaning set forth in Section 5(a).

"Notes" has the meaning set forth in the preamble.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the preamble.

“Purchasers” has the meaning set forth in the preamble.

“Registrable Securities” means the Warrants, any shares of Common Stock issued or issuable upon exercise of the Warrants and any shares of Common Stock issued or issuable in connection with the payment of interest on the Notes pursuant to the Indenture. “Registrable Securities” also includes any shares of capital stock or other securities issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met and/or the legend restricting further transfer has been removed from the certificate for such securities; (iii) such securities are no longer outstanding or (iv) such securities are no longer beneficially owned by any of the Purchasers or any affiliate (as such term is defined in Rule 405 under the Securities Act) of the Purchasers or an assignee or transferee entitled to the rights under this Agreement pursuant to an assignment or transfer of such rights in accordance with Section 6(e) hereof.

2

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(c)(i).

“Subsequent Form S-3” has the meaning set forth in Section 3(m).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the NYSE American, New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

“Warrants” has the meaning set forth in the preamble.

2.           Registration.

(a)           Mandatory Registration. On or prior to the applicable Filing Deadline, the Company will prepare and file with the Commission one or more Registration Statements covering the resale of all Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415. Each Registration Statement will be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration will be on Form S-1, and if for any reason the Company is not then eligible to register for resale the Registrable Securities on Form S-1, then another appropriate form for such purpose) and will contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section, substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company will use its reasonable best efforts to promptly respond to any and all comments received from the Commission with respect to any Registration Statement filed pursuant to this Agreement. The Company will use its reasonable best efforts to cause each Registration Statement to be declared effective under the Securities Act as soon as possible after filing but, in any event, no later than the Effectiveness Deadline, and will use its reasonable best efforts to keep each Registration Statement (or a Subsequent Form S-3) continuously effective under the Securities Act until such date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”).

3

(b)           Suspension Periods. Notwithstanding Section 2(a), the Company may, at any time, delay the filing or delay or suspend the effectiveness of a Registration Statement or, without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in the Registration Statement or delay the filing of any amendment or supplement pursuant to Section 3, by providing written notice to the selling Holders if (i) a material event has occurred or is likely to occur with respect to the Company that has not been publicly disclosed and either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or (y) if disclosed, could reasonably be expected to materially and adversely affect the Company and its ability to consummate the registration of the resale of the Registrable Securities, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post effective basis, as applicable, or (ii) the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary to engage in any material financing, acquisition, corporate reorganization, recapitalization, merger, tender offer or other transaction involving the Company (a “Suspension Period”), by providing the selling Holders with written notice of such Suspension Period and the reasons therefor. The Company will use its reasonable best efforts to provide such notice at least ten (10) Business Days prior to the commencement of such a Suspension Period; provided, however, that in any event the Company will provide such notice no later than the commencement of such Suspension Period; provided, further, that in no event will a Suspension Period exceed 45 days and in no event shall the total number of days subject to a Suspension Period during any consecutive 12-month period exceed 90 days. Any Suspension Period will not be deemed to end until the Holders have received a notice from the Company stating that such Suspension Period has ended.

(c)           Holders’ Agreements. It will be a condition of each Holder’s rights under this Agreement, and each Holder agrees, as follows:

(i)                Cooperation & Selling Holder Questionnaire. Such Holder will cooperate with the Company by, with reasonable promptness, supplying information and executing documents relating to such selling Holder or the securities of the Company owned by such selling Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations, including but not limited to furnishing to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company will not be required to include the Registrable Securities of a Holder in a Registration Statement to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the applicable Filing Deadline.

(ii)              Undertakings. Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of FINRA.

(iii)            Shelf Sales. In connection with and as a condition to the Company’s obligations with respect to any shelf Registration Statement, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities under a Registration Statement until such Registration Statement has been declared effective by the Commission and such Holder has provided a written notice to the Company of such proposed sale. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using such Registration Statement.

(iv)             Discontinuance of Sales. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using such Registration Statement.

4

(d)            Piggyback Registrations.

(i)                 Without limiting any obligation of the Company and subject to the provisions of this Section 2(d), if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the Prospectus contained therein is not available for use, or if Rule 144 is not available with respect to the Registrable Securities and (ii) the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than (A)  on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, (B) for a dividend reinvestment or similar plan or rights offering or (C) for an offering of debt that is convertible into equity securities of the Company) (a “Piggyback Registration”), then the Company shall deliver to each Holder a written notice of such determination and, if within ten (10) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of the Registrable Securities that such Holder requests to be registered on the same terms and conditions as any similar securities of the Company included in such offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(d) that are the subject of a then-effective Registration Statement. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreeing to enter into an underwriting agreement in customary form with the managing underwriters, including representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and such Holder shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the managing underwriters and required under the terms of such underwriting agreement. Notwithstanding the foregoing, the Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(ii)               If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (A) first, the securities the Company proposes to sell, (B) second, the Registrable Securities requested to be included in such registration by any Holder which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities owned by each such Holder and (C) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

5

(iii)            If a Piggyback Registration relates to a secondary underwritten registration on behalf of other holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (A) first, the securities requested to be included therein by the holders initially requesting such registration and the Registrable Securities requested to be included in such registration by any other Holder which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such holders initially requesting such registration and such Holders on the basis of the number of Registrable Securities owned by each such Holder and (B) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

3.        Registration Procedures. In connection with the Company’s obligations to effect a registration pursuant to Section 2(a), the Company and, as applicable, the Holders, will use its reasonable best efforts to do the following:

(a)             FINRA Cooperation. The Company and the Holders will cooperate and assist in any filings required to be made with FINRA with respect to any Registration Statement.

(b)            Right to Review Prior Drafts. Not less than five (5) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company will furnish to each Holder copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents (together with drafts of the Registration Statement or any related Prospectus or any amendment or supplement thereto) in the form in which the Company proposes to file them, which sections and documents will be subject to the review of each such Holder. Each Holder will provide comments, if any, within two (2) Business Days after the date such materials are provided. The Company will not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented) or otherwise differ in any material respect from the drafts previously received by such Holder.

(c)             Right to Copies. The Company will furnish to each Holder, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)             Notices. The Company will notify each Holder covered by the applicable Registration Statement as promptly as reasonably practicable: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B)  of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event which it believes may make any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (F) upon the occurrence of a Suspension Period (items (C) through and including (F) being a “Discontinuance Notice”); and (G) upon the conclusion of a Suspension Period.

(e)             Withdrawal of Suspension Orders. The Company will use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto (and the Holders shall cooperate to resolve any such comments promptly with respect to the selling securityholder information contained therein, to the extent applicable to such Holders) and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

6

(f)               Supplements & Amendments. Subject to Section 2(a), if required by applicable federal securities laws, based on the advice of the Company’s counsel, the Company will prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that each Holder intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement). Furthermore, subject to a Holder’s compliance with its obligations under Section 2(c)(i), the Company will take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such Holder’s Selling Holder Questionnaire.

(g)               Listing. The Company will use its reasonable best efforts to cause all Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if so required by the rules of such exchange and, if not so listed, to be approved for listing on the national securities exchange on which the Company’s Common Stock is then listed.

(h)               Transfer Agent & Registrar. The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the Effective Date of such Registration Statement.

(i)                 Certificates. The Company will cooperate with the Holders to facilitate the timely preparation and delivery of any certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates will be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j)            CUSIPs. The Company, if necessary, will use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the Effective Date of the applicable Registration Statement.

(k)                Legal Counsel. Holders will have the right to select one legal counsel, at the Company’s expense pursuant to Section 4, to review, on behalf of such Holders, any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by the Holders of a majority of the Registrable Securities then outstanding. The Company will reasonably cooperate with such legal counsel’s reasonable requests in performing their obligations under this Agreement.

(l)                 Blue Sky. If at any time the Registrable Securities are not “Covered Securities” within the meaning of Rule 146 of the Securities Act, the Company will, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified. to become subject to any material tax in any such jurisdiction where it is not then so subject or take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(m)             Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, when such Subsequent Form S-3 has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Form S-3, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(m) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).

7

4.            Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and one counsel to the Holders pursuant to Section 3(k) in an amount not to exceed $50,000 for any Registration Statement; (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than counsel pursuant to Section 3(k) and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.            Indemnification.

(a)                Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members and shareholders of each Holder and each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in such Registration Statement, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in such Registration Statement, such Prospectus or such form of Prospectus (it being understood and agreed that the information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, may be deemed reviewed and approved for this purpose) or (2) resulted from the use by any Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)               Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of such controlling person, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in such Registration Statement or Prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in such Registration Statement or Prospectus (it being understood and agreed that the information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, may be deemed reviewed and approved for this purpose) or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint. Notwithstanding the provisions of this Section 5, no Holder will be liable pursuant to this Section 5(b), in the aggregate, for any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

8

(c)                Conduct of Indemnification Proceedings. In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Claim, all the parties hereto shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)               Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(a) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9

6.           Miscellaneous.

(a)                Notices. All notices or other communications hereunder will be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) email or similar electronic device, to such address as may be designated from time to time by the relevant party, and which will initially be:

(i)           in the case of the Company: NextNav Inc.

1775 Tysons Blvd., 5th Floor

McLean, VA 22102

Attention: Chief Financial Officer

Email: cgates@nextnav.com

With a copy to (which shall not constitute notice): Hogan Lovells US LLP

8350 Broad Street 17th Floor

Tysons, Virginia 22102

Attention: Randy S. Segal

Email: randy.segal@hoganlovells.com

(ii)          in the case of the Holders:

To each Holder at the address specified on such Holder’s Selling Security Holder Questionnaire

With a copy to (which shall not constitute notice):

Calfee, Halter & Griswold LLP

The Calfee Building

1405 East 6th Street

Cleveland, OH 44114

Attention: Kristofer K. Spreen and Brian A. McMahon

Email: kspreen@calfee.com; bmcmahon@calfee.com

All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three (3) Business Days after mailing (five (5) Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one (1) Business Day after dispatch (two (2) Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by email or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by email or similar electronic device, will be the time of transmission, except that, if not sent during normal business hours for the recipient, shall be the opening of business on the next Business Day for the recipient). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

(b)               Governing Law; Jurisdiction; Jury Trial; etc. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each party hereby agrees that any dispute based on or arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, statements or actions or omissions of any party hereto relating to this Agreement shall be litigated in and must be brought in the Delaware Court of Chancery or, in the case of claims to which the federal courts have jurisdiction, the United States District Court for the Southern District of New York (and in the case of appeals, in the courts in which appeals from such courts are to be heard). Each party irrevocably submits to the personal jurisdiction of such courts, and waives any objection they may have concerning the venue or convenience of such forum. Notwithstanding the foregoing, however, each party may commence any action or proceeding to enforce any judgment obtained against another party in compliance with the foregoing provisions in any appropriate jurisdiction or court. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

10

(c)                Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) upon the mutual written agreement of a majority of the Holders of Registrable Securities then outstanding to terminate this Agreement, (b) with respect to any Purchaser(s), on such date as no Registrable Securities remain outstanding or beneficially owned by such Purchaser(s) or (c) the dissolution, liquidation or winding up of the Company.

(d)               Holdback. In connection with any Piggyback Registration, each Holder will enter into a customary lock-up, holdback or similar agreement, if requested by the managing underwriter(s) of such offering, during the ten (10) days prior and the ninety-day (90) period beginning on the date of pricing of such offering and otherwise in a form consistent with the terms applicable to the other participants in such offering.  Any such lock-up, holdback or similar agreement shall contain terms no more adverse in any material respect compared to similar agreements entered into with the Company and its directors and executive officers as well as holders of at least 5% of Common Stock.  The Company may impose stop-transfer instructions with respect to any Common Stock subject to the restrictions set forth in this Section 6(d) until the expiration of the lock-up period.

(e)                Restrictions on Transfer. The rights under this Agreement shall be assignable by each Purchaser to any transferee of all or any portion of the Registrable Securities if: (i) such transferee or assignee is an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of such Purchaser; (ii) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (iii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iv) at or before the time the Company receives the written notice contemplated in clause (iii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to a Purchaser. In the event that the Company receives written notice from a Purchaser that it has transferred all or any portion of its Registrable Securities pursuant to this Section 6(e) and such Holder has complied with clauses (i) through (iv) of the preceding sentence, the Company shall have up to ten (10) Business Days to file any amendments or supplements necessary to keep a Registration Statement current, effective and available for the resale of all of the Registrable Securities pursuant to Rule 415. The Company shall not assign this Agreement (or any rights or obligations hereunder) without the prior written consent of a majority of the Holders of Registrable Securities then outstanding.

(f)                Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(g)               Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company and the Holders of a majority of the Registrable Securities then outstanding.

(h)               Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(i)                 Third-Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary, except with respect to the Holders.

(j)                 Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

(k)               Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

11

(l)                 Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

(m)             Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(n)               Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

(o)               Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(p)               Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original manually signed version thereof delivered in person. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[SIGNATURE PAGES TO FOLLOW]

12

IN WITNESS WHEREOF, the parties have executed this Resale Registration Rights Agreement as of the date first written above.

NEXTNAV INC.

By:
Name:
Title:

PURCHASER

By:
Name:
Title:

13

PLAN OF DISTRIBUTION

We are registering the Securities covered by this prospectus on behalf of the Selling Securityholders. All costs, expenses and fees connected with the registration of these Securities will be borne by us. Any brokerage commissions and similar expenses connected with selling the Securities will be borne by the Selling Securityholders. The Selling Securityholders may offer and sell the Securities covered by this prospectus from time to time in one or more transactions. The term “Selling Securityholders” includes pledgees, donees, transferees and other successors- in-interest who may acquire Securities through a pledge, gift, partnership distribution or other non-sale related transfer from the Selling Securityholders. The Selling Securityholders will act independently of the Company in making decisions with respect to the timing, manner and size of each sale. These transactions include:

  through one or more underwriters or dealers in a public offering and sale by them, whether individually or through an underwriting syndicate led by one or more managing underwriters;
  in “at the market offerings” within the meaning of Rule 415(a)(4) under the Securities Act, to or through a market maker or into an existing trading market, on an exchange or otherwise;
  directly to a limited number of purchasers or to a single purchaser;
  through agents;
  by delayed delivery contracts or by remarketing firms;
  ordinary brokerage transactions and transactions in which the broker solicits purchasers;
  purchases by a broker-dealer as principal and resale by the broker-dealer for its own account pursuant to this prospectus;
  exchange or over-the-counter distributions in accordance with the rules of the exchange or other market;
  block trades in which the broker-dealer attempts to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
  transactions in options, swaps or other derivatives that may or may not be listed on an exchange;
  a combination of any such method of sale; or
  any other method permitted pursuant to applicable law.

In connection with distributions of the Securities or otherwise, the Selling Securityholders may:

  sell the Securities:
  in negotiated transactions;
  in one or more transactions at a fixed price or prices, which may be changed from time to time;
  at market prices prevailing at the times of sale;
  at prices related to such prevailing market prices; or
  at negotiated prices;

14

  sell the Securities:
  on a national securities exchange;
  in the over-the-counter market; or
  in transactions otherwise than on an exchange or in the over-the-counter market, or in combination;
  sell the Securities short and/or deliver the Securities to close out short positions;
  enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of Securities covered by this prospectus, which they may in turn resell; and
  pledge Securities to broker-dealers or other financial institutions, which, upon a default, they may in turn resell.

  The Selling Securityholders may also resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, as permitted by that rule, Section 4(a)(1) under the Securities Act, if available, or any other exemption from the registration requirements that become available, rather than under this prospectus.

  If underwriters are used in the sale of any Securities, such Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions described above. Securities may be either offered to the public through underwriting syndicates represented by managing underwriters or directly by underwriters. We may use underwriters with whom we have a material relationship. As applicable, we will describe in each accompanying prospectus supplement the name of the underwriter(s) and the nature of any such relationship(s).

  If a dealer is used in an offering of Securities, the dealer may purchase the securities, as principal. The dealer may then resell the Securities to the public at varying prices to be determined by the dealer at the time of sale.

  Securities may be sold directly or through agents designated from time to time. We will name any agent involved in the offering and sale of such shares and we will describe any commissions paid to the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

  Underwriters, dealers and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments made by the underwriters, dealers or agents, under agreements between us and the underwriters, dealers and agents.

  Underwriters who participate in the distribution of Securities may be granted an option to purchase additional Securities in connection with the distribution.

  Underwriters, dealers or agents may receive compensation in the form of discounts, concessions or commissions from us or our purchasers, as their agents in connection with the sale of securities. These underwriters, dealers or agents may be considered to be underwriters under the Securities Act. As a result, discounts, commissions or profits on resale received by the underwriters, dealers or agents may be treated as underwriting discounts and commissions. Each accompanying prospectus supplement will identify any such underwriter, dealer or agent and describe any compensation received by them from us. Any initial public offering price and any discounts or concessions allowed or re-allowed or paid to dealers may be changed from time to time.

  In connection with sales of Securities, the Selling Securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of Securities in the course of hedging in positions they assume. The Selling Securityholders may also sell Securities short and the Selling Securityholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed Securities in connection with such short sales. The Selling Securityholders may also loan or pledge Securities to broker-dealers that in turn may sell such Securities, to the extent permitted by applicable law. The Selling Securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Securities offered by this prospectus, which Securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

15

  The Selling Securityholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as Selling Securityholders under this prospectus. The Selling Securityholders may also transfer and donate Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

  Any underwriter may engage in over-allotment transactions, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act of 1934.

  Underwriters, broker-dealers or agents who may become involved in the sale of Securities may engage in transactions with, and perform other services for, us in the ordinary course of their business for which they receive compensation.

  In effecting sales, the Selling Securityholders may engage broker-dealers or agents, who may in turn arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Securityholders and/or from the purchasers of Securities for whom the broker-dealers may act as agents or to whom they sell as principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions. To our knowledge, there is currently no plan, arrangement or understanding between any Selling Securityholders and any broker-dealer or agent regarding the sale of any Securities by the Selling Securityholders.

  The Selling Securityholders, any broker-dealers or agents and any participating broker- dealers that act in connection with the sale of the Securities covered by this prospectus may be “underwriters” under the Securities Act with respect to those Securities and will be subject to the prospectus delivery requirements of that Act. Any profit that the Selling Securityholders realize, and any compensation that any broker-dealer or agent may receive in connection with any sale, including any profit realized on resale of Securities acquired as principal, may constitute underwriting discounts and commissions. If the Selling Securityholders are deemed to be underwriters, the Selling Securityholders may be subject to certain liabilities under statutes including, but not limited to, Section 11, 12 and 17 of the Securities Act and Section 10(b) and Rule 10b-5 under the Exchange Act.

  The securities laws of some states may require the Selling Securityholders to sell the Securities in those states only through registered or licensed brokers or dealers. These laws may also require that we register or qualify the Securities for sale in those states unless an exemption from registration and qualification is available and the Selling Securityholders and we comply with that exemption. In addition, the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of Securities in the market and to the activities of the Selling Securityholders and their affiliates. Regulation M may restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person to engage in market-making activities with respect to the Securities.

  If any Selling Securityholder notifies us that he has entered into any material arrangement with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution, over-the-counter distribution or secondary distribution, or a purchase by a broker or dealer, we will file any necessary supplement to this prospectus to disclose:

    the number of Securities involved in the arrangement;
    the terms of the arrangement, including the names of any underwriters, dealers or agents who purchase Securities, as required;
    the proposed selling price to the public;
    any discount, commission or other underwriting compensation;
    the place and time of delivery for the Securities being sold;
    any discount, commission or concession allowed, reallowed or paid to any dealers; and
    any other material terms of the distribution of Securities.

  In addition, if the Selling Securityholder notifies us that a donee, pledgee, transferee or other successor-in-interest of the Selling Securityholder intends to sell more than [ ] securities, we will file a supplement to this prospectus, if required.

16

  NEXTNAV INC.

  SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

  The undersigned beneficial owner of common stock, $0.0001 par value per share (the “Common Stock”) and/or securities, of NextNav Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Resale Registration Rights Agreement, dated as of May [●], 2023 (the “Resale Registration Rights Agreement”), among the Company and the Purchasers (as defined therein). A copy of the Resale Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein will have the meanings ascribed thereto in the Resale Registration Rights Agreement.

  The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

  1.

  Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

  2.

  Address for Notices to Selling Securityholder:

Name:

Address:

Telephone:

Email:

Contact Person:

17

  3.

  Beneficial Ownership of Registrable Securities:

(a)	Type and Amount of Registrable Securities Beneficially Owned:

  4.

  Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes □ No □
Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?
Yes □ No □

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes □ No □
Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

  5.

  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities Beneficially Owned by the Selling Securityholder:

18

  6.                   Relationships with the Company:

  Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

  The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

  By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

19

  IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Benefical Owner:

By:
Name:
Title:

  PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO THE COMPANY PURSUANT TO THE NOTICE PROVISION OF THE REGISTRATION RIGHTS AGREEMENT